                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statement  Nos.
333-70037,  333-60314,  333-83920 and 333-93943 on Form S-3 and Nos.  333-95285,
333-81604  and  333-62158  on Form S-8 of  NYFIX,  Inc.  of our  report on NYFIX
Millennium,  L.L.C.  dated  February 22,  2002,  appearing in this Form 8-K/A of
NYFIX, Inc.

                                                /s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
April 16, 2002